Subsequent Event	12 Months Ended
Dec. 25, 2010
Subsequent Event [Abstract]
Subsequent Event

(19) Subsequent event

On February 18, 2011, the Company completed a re-pricing of its senior credit facility, as well as increased the size of the term loans from $1.25 billion to $1.40 billion. The incremental proceeds of the term loans were used to repay $150.0 million of the Company's Senior Notes. As a result of this transaction, the Company recorded a loss on debt extinguishment and refinancing transaction in the first quarter of 2011 of $11.0 million, including partial write-offs of original issue discounts and deferred financing costs, as well as related transaction costs.

Term loan borrowings under the amended senior credit facility bear interest at a rate per annum equal to, at our option, either a base rate or a Eurodollar rate. The base rate is equal to an applicable rate of 2.00% plus the highest of (a) the Federal Funds rate plus 0.50%, (b) a prime rate, (c) one-month LIBOR rate plus 1.00%, and (d) 2.25%. The Eurodollar rate is equal to an applicable rate of 3.00% plus the higher of (a) a LIBOR rate and (b) 1.25%. The interest rate on the revolving credit facility remained unchanged. Repayments are required to be made on term loan borrowings equal to $14.0 million per calendar year, payable in quarterly installments through September 2017.